SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): December 16, 2002

Compex Technologies, Inc. (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of Incorporation)	0-9407 (Commission File	41-09853 (I.R.S. Employer Identification No.)

1811 Old Highway Eight, New Brighton, MN (address of principal executive offices)	55112-3493 (Zip Code)

Registrant’s telephone number, including area code: (612) 631-0590

Rehabilicare Inc. (former name or address, if changed since last report.)

SIGNATURES
EX-99 Press Release

     Item 5. Other Events

     On December 12, 2002, the Registrant published the news release attached hereto as Exhibit 99 and incorporated herein by reference announcing that it is changing its name from “Rehabilicare Inc.” to “Compex Technologies, Inc.” effective December 16, 2002.

     Item 7. Financial Statements and Exhibits.

(c) Exhibits
99.	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REHABILICARE INC

By	/s/ DAN W. GLADNEY Dan W. Gladney Chief Executive Officer and President

Dated: December 12, 2002